UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2003

SINA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	000-30698	52-2236363
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

Room 1802, United Plaza
1468 Nan Jing Road West
Shanghai 200040, China
(Address, including zip code, of Registrant’s Principal Executive Offices)

(86-21) 6289 5678
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

     On July 3, 2003, SINA Corporation (“SINA”) issued a press release announcing that the initial purchasers of zero coupon convertible subordinated notes exercised their option to acquire an additional $20 million principal amount of zero coupon convertible subordinated notes due 2023. A copy of this press release is attached to this report as Exhibit 99.1 and is hereby incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press Release issued by SINA Corporation on July 3, 2003, announcing the issuance of an additional $20 million principal amount of zero coupon convertible subordinated notes.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SINA Corporation

Dated: July 3, 2003	By:	/s/ Charles Chao

Charles Chao
Chief Financial Officer and Executive Vice President
(Principal Accounting and Financial Officer)

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release issued by SINA Corporation on July 3, 2003, announcing the issuance of an additional $20 million principal amount of zero coupon convertible subordinated notes.